Exhibit 99.1

1 © 2024, Iovance Biotherapeutics, Inc. © 2024, Iovance Biotherapeutics, Inc. Corporate Overview August 2024 1

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” of Iovance Biotherapeutics, Inc. (hereinafter referred to as the “Company,” “we,” “us,” or “our”) within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Without limiting the foregoing, we may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “forecast,” “guidance,” “outlook,” “may,” “can,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes and are intended to identify forward-looking statements. Forward-looking statements are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments, and other factors believed to be appropriate. Forward-looking statements in this press release are made as of the date of this press release, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, many of which are outside of our control, that may cause actual results, levels of activity, performance, achievements, and developments to be materially different from those expressed in or implied by these forward-looking statements. Important factors that could cause actual results, developments, and business decisions to differ materially from forward-looking statements are described in the sections titled "Risk Factors" in our filings with the U.S. Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and include, but are not limited to, the following substantial known and unknown risks and uncertainties inherent in our business: the risks related to our ability to successfully commercialize our products, including Amtagvi, for which we have obtained U.S. Food and Drug Administration (“FDA”) approval, and Proleukin, for which we have obtained FDA and European Medicines Agency (“EMA”) approval; the risk that the EMA or other ex-U.S. regulatory authorities may not approve or may delay approval for our marketing authorization application submission for lifileucel in metastatic melanoma; the acceptance by the market of our products, including Amtagvi and Proleukin, and their potential pricing and/or reimbursement by payors, if approved (in the case of our product candidates), in the U.S. and other international markets and whether such acceptance is sufficient to support continued commercialization or development of our products, including Amtagvi and Proleukin, or product candidates, respectively; future competitive or other market factors may adversely affect the commercial potential for Amtagvi or Proleukin; the risk regarding our ability or inability to manufacture our therapies using third party manufacturers or at our own facility, including our ability to increase manufacturing capacity at such third party manufacturers and our own facility, may adversely affect our commercial launch; the results of clinical trials with collaborators using different manufacturing processes may not be reflected in our sponsored trials; the risk regarding the successful integration of the recent Proleukin acquisition; the risk that the successful development or commercialization of our products, including Amtagvi and Proleukin, may not generate sufficient revenue from product sales, and we may not become profitable in the near term, or at all; the risks related to the timing of and our ability to successfully develop, submit, obtain, or maintain FDA, EMA, or other regulatory authority approval of, or other action with respect to, our product candidates; whether clinical trial results from our pivotal studies and cohorts, and meetings with the FDA, EMA, or other regulatory authorities may support registrational studies and subsequent approvals by the FDA, EMA, or other regulatory authorities, including the risk that the planned single arm Phase 2 IOV-LUN-202 trial may not support registration; preliminary and interim clinical results, which may include efficacy and safety results, from ongoing clinical trials or cohorts may not be reflected in the final analyses of our ongoing clinical trials or subgroups within these trials or in other prior trials or cohorts; the risk that enrollment may need to be adjusted for our trials and cohorts within those trials based on FDA and other regulatory agency input; the risk that the changing landscape of care for cervical cancer patients may impact our clinical trials in this indication; the risk that we may be required to conduct additional clinical trials or modify ongoing or future clinical trials based on feedback from the FDA, EMA, or other regulatory authorities; the risk that our interpretation of the results of our clinical trials or communications with the FDA, EMA, or other regulatory authorities may differ from the interpretation of such results or communications by such regulatory authorities (including from our prior meetings with the FDA regarding our non-small cell lung cancer clinical trials); the risk that clinical data from ongoing clinical trials of Amtagvi will not continue or be repeated in ongoing or planned clinical trials or may not support regulatory approval or renewal of authorization; the risk that unanticipated expenses may decrease our estimated cash balances and forecasts and increase our estimated capital requirements; the risk that we may not be able to recognize revenue for our products; the risk that Proleukin revenues may not continue to serve as a leading indicator for Amtagvi revenues; the risks regarding our anticipated operating and financial performance, including our financial guidance and projections; the effects of global pandemic; the effects of global and domestic geopolitical factors; and other factors, including general economic conditions and regulatory developments, not within our control. Financial guidance as stated above in this press release assumes the following: no material change in our ability to manufacture our products; no material change in payor coverage; no material change in revenue recognition policies; no new business development transactions not completed as of the period covered by this press release; and no material fluctuation in exchange rates.

© 2024, Iovance Biotherapeutics, Inc.
IOVANCE 2

3 © 2024, Iovance Biotherapeutics, Inc. Global Leadership in Innovating, Developing and Delivering TIL Therapy for Patients with Cancer 3 Approved Products Commercial Launch People & Assets 51 >225M >55 ~$ 450M Cash Position as of 7/24 /24 1 $31.1M First Launch Quarter Revenue (2Q24) ~7 00 Employees 3 1 1 DESIGNATIONS: Fast Track BTD RMAT Authorized Treatment Centers as of 8/8/24 Amtagvi Patients Treated as of 8/8/24 2 U.S. patient lives covered under payer policies Amtagvi Global Addressable Population >20K Pipeline Clinical Trials in 7 Tumor Types 8 Registrational Clinical Trials 2 Global Regulatory Submissions (US, EMA) 2 $160 - $165M FY24 Product Revenue Guidance © 2024, Iovance Biotherapeutics, Inc. 1. I ncludes net proceeds of approximately $200.0 million raised from an at - the market (ATM) equity financing facility during the sec ond and third quarter of 2024 Abbreviations: BTD=Breakthrough Therapy Designation; FDA=U.S. Food and Drug Administration; RMAT=Regenerative Medicine Advanc ed Therapy Designation

Iovance Solid Tumor Portfolio Highlights

			INDICATIONS	PHASE 1 / PHASE 2 / PHASE 3 / APPROVED
	Commercial	AMTAGVI™ (lifileucel) Suspension for IV infusion	Post-anti-PD-1 advanced melanoma (U.S.) Planned submissions: EU (2Q24), U.K. & Canada (2H24)	Approved
	Commercial	PROLEUKIN® (aldesleukin) Recombinant IL-2	Amtagvi treatment regimen (U.S.) Advanced melanoma, renal cell carcinoma (U.S., ex-U.S.)	Approved
Label Expansion Opportunities	Registration-Directed	Lifileucel + pembrolizumab	Frontline advanced melanoma	TILVANCE-301 Phase 3 (FTD, Confirmatory)
Label Expansion Opportunities	Registration-Directed	Lifileucel	Post-chemo & anti-PD-1 advanced NSCLC	IOV-LUN-202: Cohorts 1&2
Label Expansion Opportunities	Lifileucel Pipeline	Lifileucel	Post-chemo & anti-PD-1 endometrial cancer	IOV-END-201: Cohorts 1&2
Label Expansion Opportunities	Lifileucel Pipeline	Lifileucel, Lifileucel + ICI	1-4L incl. post-anti-PD-1 advanced NSCLC	IOV-COM-202: Cohorts 3A, 3B*, 3C
Label Expansion Opportunities	Lifileucel Pipeline	Lifileucel + ICI	ICI-naïve advanced melanoma	IOV-COM-202: Cohorts 1A, 1D
Label Expansion Opportunities	Lifileucel Pipeline	Lifileucel core biopsy	2L post-chemo & post-anti-PD-1 advanced NSCLC	IOV-LUN-202: Cohort 3
	Next-Generation Products	PD-1 Inactivated TIL (IOV-4001)	Post anti-PD1 advanced melanoma	IOV-GM1-201: Cohort 1
	Next-Generation Products	PD-1 Inactivated TIL (IOV-4001)	2-4L incl. post-anti-PD-1 advanced NSCLC	IOV-GM1-201: Cohort 2
	Next-Generation Products	IL-2 analog (IOV-3001)	TIL Treatment Regimen (planned IND in 3Q 2024)	*Planned*
	Next-Generation Products	IL-12 tethered TIL (IOV-5001)	Basket trial (planned IND in 2025)	*Planned*

*Enrollment complete

Abbreviations: 1L=first line; 2L=second line; 4L=fourth line; FTD=Fast Track Designation; ICI=immune checkpoint inhibitor; IL-2=interleukin 2; IL-12=interleukin 12; IND=investigational new drug application; NSCLC=non-small cell lung cancer; PD-1=programmed cell death protein-1; TIL=tumor infiltrating lymphocytes

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 4

5 © 2024, Iovance Biotherapeutics, Inc. Tumor Infiltrating Lymphocytes (TIL): Leading Cell Therapy Platform for Solid Tumors TIL – Unique Proposed Mechanism of Action • Individualized • One - time therapy • Deploys the patient’s own T cells to fight cancer Tumor Tissue Collection Patient - specific T Cells Grown into the Billions 1 TIL Treatment Regimen 1. Amtagvi USPI

6 © 2024, Iovance Biotherapeutics, Inc. 1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.g ov (accessed May 2024) 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 U.S. Deaths 1 Global Deaths 2 Melanoma 8K 59K Lung & Bronchus 125K 1.8M Endometrial 13K 97K 91% of all cancer cases are solid tumors 1 1 .8 M New cases of solid tumors in the U.S. 1 Expand into other indications Significant Market Potential in Solid Tumors and our Key Programs

7 © 2024, Iovance Biotherapeutics, Inc. 1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov (accessed May 2024) 2. World Health Organization International Agency for Research on Cancer (IARC). GLOBOCAN 2022 3. Data on file as of July 31, 2024 >20K Advanced Melanoma Treatment Expansion Opportunities 3 Significant Opportunity to Expand Advanced Melanoma Market >60K Annual Addressable Opportunity in Previously Treated Advanced Melanoma 3 Annual Deaths 1,2 Frontline Addressable Patients 3 U.S. 8K 14K Ex - U.S. Anticipated Markets 22K 27K Total 30K 41K Geographic Footprint Earlier Treatment Settings UK: 2H 2024 Canada: 2H 2024 EU : 2 Q 2024 Australia: 1H 2025 1H 2H 1H 2H Initial Ex - U.S. Planned Regulatory Submissions: Switzerland: 2025

8 © 2024, Iovance Biotherapeutics, Inc. 8 First one - time, individualized T cell therapy approved by FDA for a solid tumor cancer

9 © 2024, Iovance Biotherapeutics, Inc. 1. National Comprehensive Cancer Network® Guidelines, Melanoma: Cutaneous, Version 2.24 Preferred second - line+ therapy in NCCN guidelines 1

10 © 2024, Iovance Biotherapeutics, Inc. Amtagvi ¯ Delivered Deep and Durable Responses (95% CI: 21.1, 43.4) mDOR Not Reached ORR 31.4% (95% CI: 24.1, 39.4) (Range: 1.4+, 45.0+) (Range: 1.4+, 26.3+; 95% CI: 4.1, NR) 18.6 months follow up 21.5 months follow up 2 1. C - 144 - 01 Clinical Trial, Amtagvi USPI 2. Data on file. Abbreviations: CI=confidence interval; mDOR = median duration of response; NR = not reached; ORR=objective response rate Cohort 4 Pivotal 1 (n=73) Supportive Pooled Data 1 (n=153) mDOR Not Reached ORR 31. 5%

11 © 2024, Iovance Biotherapeutics, Inc. Amtagvi ¯ Durability at 4 - Years Median DOR not reached at 4 - year follow - up 4 - year Follow - up of Pooled Analysis (n=153) 31.4% (95% CI: 24.1, 39.4) ORR Not Reached (95% CI: 8.3, NR) mDOR 48.1 months follow - up 21.9% of patients were alive at 4 - year follow - up 1. Medina et al, ESMO IO 2023 Abbreviations: CI=confidence interval; mDOR = median duration of response; NR = not reached; ORR=objective response rate

Amtagvi™ Patient Journey



Amtagvi Autologous T Cell Therapy
Enrollment Process
Manufacturing & Release Testing
22-Day Process
Treatment Regimen
Reimbursement Approval ~3 Weeks
Scheduling Tumor Procurement Goal <2 weeks
Lymphodepletion
Amtagvi
3-4 Weeks
~34 days
7 Days
Short-Course Proleukin®

Time to treatment decreasing over time driven by faster reimbursement and scheduling, earlier lymphodepletion

© 2024, Iovance Biotherapeutics, Inc.
12

13 © 2024, Iovance Biotherapeutics, Inc. Iovance Cell Therapy Center: i CTC • Built - to - suit custom facility in Navy Yard Philadelphia • Commercial and clinical TIL therapy supply • Expanding headcount in alignment with expected growth in demand • Control to optimize capacity, quality & COGS FDA - Approved Cell Therapy Manufacturing Facility Dedicated to Commercial and Clinical TIL Cell Therapies

Iovance Cell Therapy Center (*i*CTC): Capacity Expansion Plans

Pre-Approval (Complete)

100s
of patients/year

Launch Prep
in core suites for commercial

4
separate flex suites for clinical

Today (as built)

up to **2,000+**
patients/year[1]

12
core suites for commercial

4
separate flex suites for clinical

Site Expansion (in progress)[2]

5,000+
patients/year

24
core suites for commercial

4
separate flex suites for clinical

***i*CTC Campus Expansion**

10,000+
patients/year

***i*CTC building expansion[3]**

Automation

1. Ongoing staffing, CDMO provides flexibility for incremental additional capacity 2. Expansion within existing shell 3. Option to build on adjacent parcel

IOVANCE 14

© 2024, Iovance Biotherapeutics, Inc.

15 © 2024, Iovance Biotherapeutics, Inc. 15 Authorized Treatment Centers (ATCs) 1. Amtagvi.com Note: There are at least 50 authorized treatment centers; Not all authorized treatment centers may be listed on the locator tool (Last accessed August 7, 2024) . Abbreviations: ATC=Authorized Treatment Centers Goal to ensure patients have geographic accessibility to ATCs Amtagvi ¯ Authorized Treatment Centers 1 51 ATCs in August 2024 70 ATCs by Year End 90% Of Addressable Patients within 200 miles of an ATC

16 © 2024, Iovance Biotherapeutics, Inc. Broad Market Access Data on file, as of July 31, 2024. Data on file. Abbreviations: NCCN = National Comprehensive Cancer Network Initial payer medical coverage policies consistent with Amtagvi label, clinical trials and NCCN guidelines >225 Million Patient Lives Covered, Majority of Patients have private coverage ~75% of Amtagvi patients covered by private payers ~3 Weeks Time to financial clearance

17 © 2024, Iovance Biotherapeutics, Inc. 17 Amtagvi ¯ Expansion Plans in Advanced Melanoma

LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA: IOV-COM-202 COHORT 1A

Unprecedented Rate, Depth & Durability of Responses in Frontline Advanced Melanoma[1]

Data supports rationale for TILVANCE frontline study:

65.2%	30.4%	64%
ORR via RESCIST v 1.1	CR	PFS at 6 & 12 months

- Median PFS not reached at nearly 2 years of median follow-up
- mDOR Not Reached (median follow-up 21.7 months)
- All response-evaluable patients demonstrated regression of target lesions
- Safety consistent with underlying disease and known safety profiles of pembrolizumab, NMA-LD, lifileucel, and IL-2

Best Percentage Change from Baseline in Target Lesion SOD



Best Overall Response PD SD PR CR
% Change From Baseline
20
0
−20
−40
−60
−80
−100
N=22[a]
1A-21 1A-09 1A-02 1A-08 1A-17 1A-01 1A-11 1A-16 1A-18 1A-14 1A-04 1A-19 1A-15 1A-13 1A-12 1A-23[b] 1A-05 1A-03 1A-06 1A-07 1A-20 1A-22
Patients

Time to Response and Time of Efficacy Assessment for Confirmed Responders (PR or Better)



Patients
1A-03*†
1A-05
1A-06*
1A-07
1A-12‡
1A-01§
1A-14
1A-15
1A-17
1A-18
1A-11†
1A-20
1A-22
1A-04¶
1A-23
CR start
PR start
Ongoing on study
Progression
Pembrolizumab dosing
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36 38 40 42 44 46 48 50 52 54 56 58
Time (months) Since Lifileucel Infusion

1. Thomas et al, ASCO 2024
*CR confirmed following data cut.
[a]One patient without a postdose tumor response assessment was not included. [b]Target lesion lymph node at baseline decreased by 50% is no longer pathological, and thus is shown here as -100% representing uCR. CI, confidence interval; CR, complete response; ORR, objective response rate; PD, progressive disease; PR, partial response; RECIST, Response Evaluation Criteria in Solid Tumors; SD, stable disease; SOD, sum of diameters; AE, adverse event; IL-2, interleukin-2; NMA-LD, nonmyeloablative lymphodepletion

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 18

LIFILEUCEL + PEMBROLIZUMAB IN FRONTLINE ADVANCED MELANOMA

TILVANCE-301 Global Phase 3 and Confirmatory Trial

Randomized, multicenter study with optional crossover to lifileucel (NCT05727904)

Patient Population

Unresectable or metastatic melanoma; no prior therapy for metastatic disease
N=670

>40 active sites in U.S., Europe, Australia, Canada
Additional 60 sites committed

1:1 Randomization

Arm A: lifileucel plus pembrolizumab

Arm B: pembrolizumab alone

Long-term follow up

Option to crossover to lifileucel after BIRC-confirmed PD

Study Design with FDA Agreement

- Dual Primary Endpoints: ORR & PFS
- Interim analysis on ORR
- Final analysis on PFS
- Registrational for frontline melanoma
- Confirmatory for full approval of Amtagvi™ in post-anti-PD-1 melanoma
- First patient randomized 2Q23

Abbreviations: BIRC=blinded independent review committee; ORR=objective response rate; PD=progressive disease; PD-1=programmed cell death protein-1; PFS=progression free survival

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 19

20 © 2024, Iovance Biotherapeutics, Inc. 20 TIL Therapy Pipeline

Potential Market for Advanced Non-Small Cell Lung Cancer (NSCLC)

Addressing a Substantial Unmet Need in Metastatic NSCLC

Iovance TIL clinical program:

- 6 cohorts across 3 trials
- Multiple treatment regimens
- Various populations and stages of disease

125K annual deaths in U.S.[1]

Leading cause of U.S. cancer deaths, accounting for ~1 in 5 cancer-related deaths[2]

9% 5-year survival rate[2] and real-world overall survival <6 months[3] in U.S.

NSCLC Drug-Treated Population in 2022

Stage IV (U.S. and EU5)[4]



US
EU5
107K
116K
51.6K
46.2K
19.0K
12.3K
1L
2L
3L

1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov (accessed May 2024)
2. American Cancer Society, Lung Cancer. https://www.cancer.org/cancer/types/lung-cancer/about.html (accessed May 2024)
3. National Cancer Database, NSCLC survival from >1 million patients assessed. Lou Y et al. Survival trends among non-small cell lung cancer patients over a decade: impact of initial therapy at academic centers. Cancer Med. 2018.
4. Clarivate DRG Disease Landscape (2021)

Abbreviations: EU5=France, Germany, Italy, Spain and U.K.; 1L=first line therapy; 2L=second line therapy; 3L=third line therapy; NSCLC=non-small cell lung cancer

21
© 2024, Iovance Biotherapeutics, Inc.

IOV-LUN-202 Registrational Trial Design

Phase 2 Multicenter Study of Lifileucel[†] in Patients Post-Anti-PD-1 NSCLC (NCT04614103)

Patient Population

Unresectable or metastatic NSCLC with progression on or after prior anti-PD-1 treatment and chemotherapy

~35 sites and expanding in U.S., Canada, Europe, APAC

Registrational Cohorts

- **Cohort 1: < 1% or unknown TPS**
- **Cohort 2: ≥ 1% TPS**

Exploratory Cohorts

- **Cohort 3: Core Biopsy and Gen3**[††]
- **Cohort 4:** Pre-progression tumor harvest
- **Retreatment Cohort**

IOV-LUN-202 is designed to enroll patients with advanced NSCLC with a high unmet medical need, post anti-PD-1 treatment

Endpoints

- Primary: ORR by IRC
- Secondary: Safety

Enrollment completion and topline data for registrational cohorts anticipated in 2025

[†]Gen 2 TIL product [††] Cohort 3 patients unable to undergo surgical harvest, TIL grown from core biopsy
Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; IRC=independent review committee; NSCLC=non-small cell lung cancer; ORR=objective response rate; TPS=tumor proportion score

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 22

IOV-LUN-202 COHORTS 1 AND 2, POST-ANTI-PD-1 NSCLC

Strong Preliminary Clinical Results in Second-Line mNSCLC

Tumor Reduction and Deep, Durable Responses in Previously Treated NSCLC, Regardless of PD-L1 Status[1]

26.1% ORR

by RECIST 1.1, Regardless of PD-L1 Status

All responses remain ongoing at time of data cut

Best Percentage Change from Baseline in Target Lesion SOD


% Change from Baseline
(n=23)
40
20
0
-20
-40
-60
-80
-100
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Patients


Patients
20
21
16
17
19
18
CR Start
PR Start
Ongoing on Study
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
Time (Months) Since TIL Infusion2

Data cut: July 6, 2023. 21 evaluable patients for response. Responses were assessed by investigator

1. Patients who have progressed on or after chemotherapy and anti-PD-1 therapy for advanced (unresectable or metastatic) NSCLC without EGFR, ROS or ALK genomic mutations and had received at least one line of an FDA-approved targeted therapy if indicated by other actionable tumor mutations.
2. A bar is presented for each patient starting from date of Lifileucel infusion up to date of new anti-cancer therapy, end of assessment, death, or data cutoff date, whichever occurs earlier.

Abbreviations: AE, adverse event; CI, confidence interval; CR, complete response; DOR, duration of response; ICI, immune checkpoint inhibitor; NE, not evaluable; NMA-LD, non-myeloablative lymphodepletion; NSCLC, non-small cell lung cancer; ORR, objective response rate; PD, progressive disease; PR, partial response; SD, stable disease; SOD, sum of diameters; TEAE, treatment-emergent AE; TPS, tumor proportion score.

23

© 2024, Iovance Biotherapeutics, Inc.

LIFILEUCEL IN ADVANCED ENDOMETRIAL CANCER

Changing Treatment Landscape for Endometrial Cancer, an Immunosensitive Tumor Type

Unmet Need after Progression on/after Standard of Care (SoC) Chemotherapy and ICI

13.3K annual deaths from Uterine Cancer in U.S.[1]

>90% of Uterine Cancers are Endometrial Cancers

Uterine cancer is the most common gynecologic cancer and the fourth most frequent cancer in women in the U.S.[1]

67.8K estimated new cases in U.S.[1]

18.9% 5-yr survival of women with distant metastases[1]

Anti-PD-(L)1 moving into front-line therapy setting:

- 1L chemotherapy plus anti-PD-(L)1 now considered SoC for both dMMR and pMMR tumors[2]
- After frontline chemotherapy (no ICI):
  - **dMMR tumors:** anti-PD-(L)1 monotherapy
  - **pMMR tumors:** lenvatinib/pembrolizumab
- No SoC for 2L+ post-anti-PD-1
  - Molecularly defined subgroups with available targeted therapies are small
  - ORR with mono-chemotherapy after front-line chemo doublet: ~ 15%[4,5]
  - Currently no data on treatments after anti-PD-(L)1

Prevalence of biomarkers in endometrial cancer[3]

dMMR: 27%
(i.e., pMMR accounts for ~3/4 of endometrial cancer)

TMB-H: 43%

1. National Cancer Institute Surveillance, Epidemiology and End Results (SEER) Program. 2024 Estimates. https://seer.cancer.gov (accessed May 2024); 2. NCCN Guidelines Version 2.2024 Endometrial Carcinoma; 3. Kang et al, Nature Portfolio, Scientific Reports, 2022; 4. Makker V, et al. N Engl J Med. 2022; 5. McMeekin S, et al. Gynecol Oncol. 2015.

Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; pMMR = proficient DNA mismatch repair; dMMR = deficient DNA mismatch repair; TMB-H = tumor mutational burden high; ORR = objective response rate

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 24

25 © 2024, Iovance Biotherapeutics, Inc. IOV - END - 201 Phase 2 Proof of Concept Study Endpoints • Primary : ORR per RECIST v1.1 by investigator • Secondary : CR rate , DOR, DCR, PFS, OS, safety and tolerability • Interim data, including subgroup analyses, specified in the protocol. • Potentially registrational pMMR Subgroup dMMR Subgroup Endometrial Cancer Patient Population * Recurrent, metastatic or primary unresectable disease after chemo and anti - PD - 1 therapy <= 3 lines of prior systemic therapy with no more than 1 line of chemotherapy *Sample size and study population of registrational ph2 study will be determined after PoC final analysis Abbreviations: Anti - PD - 1, anti - programmed cell death inhibitor; CR, complete response; dMMR, mismatch repair deficient; pMMR, mi smatch repair proficient; DCR, disease control rate; DOR, duration of response; ORR, objective response rate; OS, overall survival; PFS, progression free survival LIFILEUCEL IN ADVANCED ENDOMETRIAL CANCER Proof - of - Concept Trial in Patients with Mismatch Repair Proficient and Deficient Tumors (NCT06481592)

IOV-4001 - PD-1 Inactivated TIL Therapy

- Persistent antigen encounter in the tumor leads to upregulation of PD1 on antigen-specific T cells[1]
- PD1 engagement by its cognate ligands, PD-L1 and PD-L2, and downstream signaling negatively regulates the function of neo-antigen reactive T cells
- Deletion of PD1 in IOV-4001 serves to obviate the deleterious impact of PD1 engagement with signaling partners
- Exhibited superior antitumor activity in preclinical PDX model[2]
- Iovance continues to utilize TALEN® technology[3] to develop other investigational gene-edited TIL cell therapies with multiple knockout targets to potentially improve efficacy



APC
Tumor cell
PD-L1
PD-L2
pMHCI
TCR
PD1
pMHCI
PD-L1
PD-L2
TCR
CD80
PD1
T cell

1. Sharpe AH, Pauken KE, Nat Rev Immunol 2018, 18:153-167
2. Natarajan A, Cubas R et.al. AACR 2022
3. Licensed from Cellectis

© 2024, Iovance Biotherapeutics, Inc.
26

NEXT-GENERATION TIL THERAPY: IOV-4001

Phase 1/2 Open-Label First-in-Human Study: IOV-GM1-201

Genetically Modified, PD-1 Inactivated TIL Therapy IOV-4001 in Previously Treated Metastatic Melanoma and NSCLC (NCT05361174)

Patient Population

Adults with unresectable or metastatic melanoma or advanced NSCLC

N=53

Cohort 1: Unresectable or metastatic melanoma
Post-anti-PD-1/L1, post-BRAF/MEK inhibitor in patients with BRAF mutations

Cohort 2: Stage III or IV NSCLC
Post-anti-PD-1/L1 or
post targeted therapy and either chemotherapy or anti-PD-1/L1

Endpoints

- **Phase 1:** Safety (Complete)
- **Phase 2 Primary:** ORR per RECIST v1.1 by investigator
- **Secondary**: CR rate, DOR, DCR, PFS, OS, safety and tolerability

Abbreviations: Anti-PD-1=anti-programmed cell death inhibitor; CR=complete response;; DCR=disease control rate; DOR=duration of response; NSCLC=non-small cell lung cancer; ORR=objective response rate; OS=overall survival; PFS= progression free survival

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 27

IOV-3001 – Next Generation IL-2 for TIL Supportive Regimen

- IOV-3001 is a recombinant fusion protein in which a modified copy of the coding sequence for aldesleukin (mdIL-2) is incorporated into a humanized monoclonal immunoglobulin (Ig)G1κ antibody
- The mdIL-2 moiety of IOV-3001 binds to the IL-2-receptor (IL-2R) with subsequent phosphorylation of signal transducer and activator of transcription 5 (STAT5), resulting in an enhancement in T cell survival and cellular proliferation



IOV-3001
IOV-3001
TIL
mdIL-2
IL-2R
JAK1
JAK3
Cytosol
STAT5 dimer
Nucleus
IOV-3001
Modified IL-2 (mdIL-2)
Light chain
Heavy chain
Gene Expression:
• Survival
• Proliferation

Mitra S, Leonard WJ, Journal of Leukocyte Biology 2018 103(4): 643-655
Simpson-Abelson MR, Johnson S et al, ASCO 2024.

© 2024, Iovance Biotherapeutics, Inc.

IOVANCE 28

IOV-5001 - IL-12 TIL Therapy to Increase Efficacy

- Tethered IL-12 TILs can improve efficacy by remodeling the suppressive tumor microenvironment into an immuno-supportive state
  - In advanced melanoma patients, an ORR of 63% (n=16) was observed using IL-12 TIL doses 10- to 100-fold lower than current TIL products[1]
- IL-12 shows independent clinical efficacy over many modes of administration,[1,2] with safe delivery to the tumor being the primary challenge
- Expression of IL-12 by IOV-5001 is induced upon antigen encounter in the tumor microenvironment[1,2]
- IOV-5001's expressed IL-12 is tethered on the membrane surface of TIL to avoid release into circulation[2]
- Avoidance of IL-12 shedding is expected to allow increased cells doses with IOV-5001 for better persistence, and improved TIL efficacy for use in solid tumor cancers


NK and NK-T cell activation and proliferation[3]
CD8⁺ T cell activation and proliferation[4]
CD4⁺ T cell differentiation to Th1[5]
T_{reg} and MDSC downregulation[6,7]
TIL
Lentivirus
IFNγ
IL-12
IL-12R
TCR
Cytosol
NFAT-TeIL-12
Nucleus

IL=12 = interleukin 12; MDSC = myeloid derived suppressor cell; NK = natural killer cell; NKT = natural killer T cell; ORR = objective response rate; T_{reg} = regulatory T cell

1. Zhang L, Rosenberg SA, et al, Clin Cancer Res 2015;21(10):2278–2288
2. Zhang L, Davis JS, et al, J Immunother Cancer 2020;8:e000210
3. Kobayashi M, Fitz L, et al, J Exp Med 1989;170:827–845.
4. Zeh HJ, Hurd S et al, J Immunother 1993;14:155–61.
5. Tugues S, Burkhard SH, et al, Cell Death and Differentiation 2015;22:237–246.
6. Cao X, Leonard K, et al, Cancer Res 2009;69:8700–9.
7. Steding CE, Wu S, et al, Immunology 2011;133:221–38.

© 2024, Iovance Biotherapeutics, Inc.

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30 © 2024, Iovance Biotherapeutics, Inc. 30 Corporate Summary & Milestones

31 © 2024, Iovance Biotherapeutics, Inc. 31 June 30, 2024 (in millions) Unaudited cash position (July 24, 2024) ~$449.6 1 Common shares outstanding 297.3 Preferred shares outstanding 2.9 2 Stock options and restricted stock units outstanding 30.7 1. Includes net proceeds of approximately $200.0 million raised from an at - the market (ATM) equity financing facility during the se cond and third quarter of 2024 2. Preferred shares are shown on an as - converted basis 3. Includes anticipated revenue from Amtagvi ¯ and Proleukin® Well - Capitalized in Pursuit of TIL Commercialization Cash runway is sufficient into early 2026 3

32 © 2024, Iovance Biotherapeutics, Inc. REGULATORY □ Obtain FDA approval for lifileucel in advanced melanoma (approved on Feb. 16, 2024) □ Submit EMA regulatory dossier (1H24) □ Submit additional ex - U.S. dossiers (2H24) □ Meet with FDA to discuss NSCLC registrational path/frontline study PIPELINE □ Report clinical and pre - clinical data □ Resume enrollment in IOV - LUN - 202 □ Initiate Phase 2 trial in endometrial cancer □ Continue to enroll patients in clinical trials for advanced melanoma, NSCLC and gynecological cancers □ Advance new products toward clinic, including additional genetically - modified TIL therapies MANUFACTURING □ Fulfill patient demand for commercial launch and clinical trials □ Further expand capacity to meet U.S. and ex - U.S. demand COMMERCIAL □ Execute commercial launch (1Q24) □ On - board 50 ATCs within 90 days of PDUFA date □ On - board 70 ATCs by end of 2024 Anticipated 2024 Milestones Abbreviations: ATC=Authorized Treatment Centers; EMA=European Medicines Agency; FDA=U.S. Food and Drug Association; NSCLC=non - sm all cell lung cancer; PDUFA=Prescription Drug User Fee Act

Corporate Highlights

Pioneering a Transformational Approach to Cure Cancer

Large Market Opportunity in High Unmet Need Cancers

- Initial focus in post-ICI solid tumors
- Expansion into combinations, new tumor types, earlier lines of therapy and genetic modifications
- Key late-stage trials in melanoma, NSCLC
- First-in-human trial of genetically modified PD-1 inactivated TIL

First FDA Approved T Cell Therapy for a Solid Tumor Cancer

- FDA accelerated approval for Amtagvi™ in advanced melanoma
- TILVANCE-301 Phase 3 confirmatory trial in frontline advanced melanoma (FTD)
- Defined registration strategy in NSCLC

Efficient and Scalable Proprietary Manufacturing Facility

- Iovance Cell Therapy Center (*i*CTC) in-house manufacturing
- Ample capacity for U.S. launch and global clinical trials
- Additional capacity with contract manufacturer

Fully-Integrated for Commercial Success

- Experienced cross-functional cell therapy team
- TIL service-line capabilities established with leading U.S. cancer centers
- IovanceCares™ proprietary platform

Abbreviations: FTD, fast track designation; ICI, immune checkpoint inhibitor; NSCLC, non-small cell lung cancer; PD-1, programmed cell death protein-1

© 2024, Iovance Biotherapeutics, Inc.

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34 © 2024, Iovance Biotherapeutics, Inc. © 2024, Iovance Biotherapeutics, Inc. Thank You